                                                                      EXHIBIT 99



TERM SHEETS

                            UNDERWRITERS' STATEMENT
                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

              FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2

     The attached Preliminary Structural and Collateral Term Sheet (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Union Securities, Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") and not by the issuer of the certificates identified on the attached Term Sheet (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriters. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy of payment or performance on the underlying assets of the Offered Certificates, or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.
     No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet or any subsequent version hereof, reflects future performance of the Offered Certificates. This Term Sheet should not be construed as either a prediction or as legal, tax, financial or accounting advice.
     Any yields or weighted average lives shown in the Term Sheet are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.
     Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.
     Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.
     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

                                 New CMBS Issue
                             Preliminary Term Sheet

                    ---------------------------------------

                                  $872,707,000
                       OFFERED CERTIFICATES (Approximate)

                           FIRST UNION NATIONAL BANK
                           COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2

         First Union Commercial Mortgage Securities, Inc., as Depositor
                 First Union National Bank, as Master Servicer

                    ---------------------------------------

                First Union National Bank, Mortgage Loan Seller

         Merrill Lynch Mortgage Capital Inc. and Merrill Lynch Mortgage
                      Lending, Inc., Mortgage Loan Seller

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

                      Structural and Collateral Term Sheet

                           FIRST UNION NATIONAL BANK
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2

                                  $872,707,000
                       Offered Certificates (Approximate)

              PERCENTAGE OF MORTGAGE POOL BY CUT-OFF DATE BALANCE

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

STATES                                                         % OF
------                                                        INITIAL
                                                               POOL
                                                              BALANCE
                                                              -------
Alabama.....................................................    1.2%
Florida.....................................................    9.8%
California Southern (1).....................................   14.4%
California Northern (1).....................................    8.3%
North Carolina..............................................    2.7%
Georgia.....................................................    1.8%
Arkansas....................................................    0.1%
Texas.......................................................   12.1%
Virginia....................................................    4.0%
Nevada......................................................    4.9%
New York....................................................    8.1%
Maine.......................................................    0.9%
Illinois....................................................    0.8%
Missouri....................................................    0.2%
Idaho.......................................................    0.1%
New Mexico..................................................    0.2%
Arizona.....................................................    0.2%
Maryland....................................................    2.4%
Connecticut.................................................    1.3%
Pennsylvania................................................    8.3%
Oklahoma....................................................    0.7%
South Carolina..............................................    1.2%
Tennessee...................................................    1.0%
Michigan....................................................    0.5%
Delaware....................................................    1.2%
New Jersey..................................................    3.8%
Hawaii......................................................    2.1%
Washington DC...............................................    5.4%
Massachusetts...............................................    0.7%
Indiana.....................................................    1.2%
Wisconsin...................................................    0.3%

---------------

                                  MAP OF U.S.

(1) For purposes of determining whether a mortgaged property is in Northern California or Southern California, mortgaged properties located north of Bakersfield were included in Northern California and mortgaged properties located in or south of Bakersfield were included in Southern California.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

              FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2

------------------------------------------------------------------------------------------------------------------------
                                                                                                               Pass-
                        Cut-off Date    Cut-off Date                                                          Through
                        Certificate     Subordination     Rating         Average          Principal            Rate
        CLASS            Balance(1)       Level         (Moody's/S&P)   Life(yrs.)(2)     Window(2)         Description
------------------------------------------------------------------------------------------------------------------------
         A-1           $  190,836,000       22.00%        Aaa/AAA            5.70        06/01 - 05/10     Fixed Rate
         A-2           $  593,846,000       22.00%        Aaa/AAA            9.57        05/10 - 02/11     Fixed Rate
          B            $   42,755,000       17.75%        Aa2/AA             9.72        02/11 - 03/11     Fixed Rate
          C            $   12,575,000       16.50%        Aa3/AA-            9.79        03/11 - 03/11     Fixed Rate
          D            $   12,575,000       15.25%         A1/A+             9.79        03/11 - 03/11     Fixed Rate
          E            $   20,120,000       13.25%         A2/A              9.82        03/11 - 04/11     Fixed Rate
        F(3)           $   10,060,000       12.25%          (3)               (3)            (3)           Fixed Rate
        G(3)           $   15,091,000       10.75%          (3)               (3)            (3)           Fixed Rate
        H(3)           $   17,605,000        9.00%          (3)               (3)            (3)           Fixed Rate(4)
        J(3)           $   12,575,000        7.75%          (3)               (3)            (3)           WAC(5)
        K(3)           $   15,090,000        6.25%          (3)               (3)            (3)           Fixed Rate
        L(3)           $   20,120,000        4.25%          (3)               (3)            (3)           Fixed Rate
        M(3)           $    5,030,000        3.75%          (3)               (3)            (3)           Fixed Rate
        N(3)           $    6,045,000        3.15%          (3)               (3)            (3)           Fixed Rate
        O(3)           $    5,940,000        2.56%          (3)               (3)            (3)           Fixed Rate
        P(3)           $    3,960,000        2.17%          (3)               (3)            (3)           Fixed Rate
        Q(3)           $   21,780,387        0.00%          (3)               (3)            (3)           Fixed Rate
        IO(3)          $1,006,003,387(6)       N/A          (3)               (3)            (3)           WAC/IO(6)
------------------------------------------------------------------------------------------------------------------------

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2) Based on no prepayments and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Weighted Average Life" in the Prospectus Supplement.
(3) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.
(4) The Pass-Through Rate for the Class H Certificates for any Distribution Date will be capped at the Weighted Average Net Mortgage Rate for such Distribution Date.
(5) The Pass-Through Rate for the Class J Certificates for any Distribution Date will equal the Weighted Average Net Mortgage Rate for such Distribution Date.
(6) The Class IO Certificates will not have a certificate balance and their holders will not receive distributions principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO certificates as described in the prospectus supplement. The interest rate applicable to each component of the Class IO certificates for each distribution date will equal the excess, if any, of the Weighted Average Net Mortgage Rate of the Mortgage Loans for such Distribution Date over the Pass-Through Rate then applicable to the corresponding Class of Certificates entitled to receive distributions of principal.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

ISSUE CHARACTERISTICS:

Issue Type:          The Class A-1, A-2, B, C, D and E Certificates (the
                     "Offered Certificates") will be offered pursuant to the Preliminary Prospectus Supplement, subject to completion, dated May 15, 2001 and accompanying Prospectus dated May
                     15, 2001, and the Class F, G, H, J, K, L, M, N, O, P, Q and
                     IO Certificates are not offered thereby but will be offered separately in private transactions under Rule 144A of the Securities Act of 1933, as amended.

Offered Certificates:$872,707,000 monthly pay, fixed rate principal and interest, multi-class commercial mortgage REMIC Pass-Through Certificates. The pass-through rates will be determined at pricing. The Offered Certificates have not been previously offered to the public.

Collateral:          The collateral consists of a $1,006,003,388 pool of 108
                     fixed-rate commercial and multifamily Mortgage Loans.

Loan Originators:    First Union National Bank (64.90%), Merrill Lynch Mortgage
                     Capital Inc. and Merrill Lynch Mortgage Lending, Inc.
                     (collectively 35.10%).

Co-Lead Managers:    Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                     First Union Securities, Inc.

Co-Book-Running
Managers:            Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                     First Union Securities, Inc.

Co-Manager:          Greenwich Capital Markets, Inc.

Master Servicer:     First Union National Bank.

Special Servicer:    Lennar Partners, Inc.

Trustee:             Wells Fargo Bank Minnesota, N.A.

Expected Settle Date:On or about May 30, 2001.

Distribution Dates:  The 15th of each month. The first Distribution Date on which investors will be entitled to distributions will be in June 2001.

Minimum
Denominations:       $10,000 for all Offered Certificates.

ERISA Considerations:Under current law, the Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:   Class A-1, Class A-2, Class B and Class C Certificates are
                     expected to be SMMEA eligible.

Risk Factors:        THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY NOT BE
                     SUITABLE FOR ALL INVESTORS. SEE THE "RISK FACTORS" SECTION
                     OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS" SECTION
                     OF THE PROSPECTUS.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

Rating Agencies for
Offered Certificates:Standard & Poor's Ratings Services ("S&P") and Moody's
                     Investors Service, Inc. ("Moody's").

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

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                             Greenwich Capital Logo

STRUCTURAL CHARACTERISTICS:

The Offered Certificates are fixed rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

Interest Distributions:
                     Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Balance of such Class during the prior calendar month. Interest will be calculated on the basis of twelve 30-day months and a 360-day year.

Principal Distributions:
                     Principal will be distributed on each Distribution Date to the Class of Principal Balance Certificates outstanding, with the earliest alphabetical/numerical Class designation, until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class Q Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

Prepayment Premium
Allocation:          All Prepayment Premiums are distributed to
                     Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, any Prepayment Premium will be allocated to each Class of Offered Certificates and Class F, Class G,
                     Class H and Class J Certificates then entitled to principal distributions, which percentage will be equal to the product of the amount of such Prepayment Premiums, multiplied by a fraction, the numerator of which is equal to the amount of principal distributable to such Class of sequential pay certificates on such Distribution Date and the denominator of which is the Principal Distribution
                     Amount for such Distribution Date.

Yield Maintenance Charges
Allocation:          All Yield Maintenance Charges are distributed to
                     Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered
                     Certificates and Class F, Class G, Class H and Class J
                     Certificates then entitled to principal distributions will be entitled to an amount of Yield Maintenance Charges of Offered Certificates or Class F, Class G, Class H and Class
                     J Certificates equal to the product of (a) the amount of such Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount
                     Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

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                             Greenwich Capital Logo

Yield Maintenance Charge
Allocation Example:  A Yield Maintenance Charge will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following hypothetical example reflects that method:

                     General Yield Maintenance Charge Allocation Example:
                     Assuming the structure presented in this Term Sheet and the Prospectus Supplement and the following assumptions:

                     Assume prepayment occurs on December 1, 2001

                     Assume only Class A-1 will be receiving principal at the time of this prepayment

                     Mortgage Loan characteristics of hypothetical loan being prepaid:
                               Balance: $10,000,000
                               Mortgage Rate-Coupon: 8.00%
                               Scheduled Maturity: 8 years (December 1, 2009) Yield Maintenance Charge Payable: $500,000

                     Discount Rate/Treasury Yield (monthly): 5.00%

                     Certificate Characteristics: Class A-1 Pass-Through Rate:
                     6.00%

                     Discount Rate Fraction Calculation:

                                                           -----------------------------------------------------------------------
                                                                                                          Class A-1
                                                           -----------------------------------------------------------------------
                                                               (Class A-1 Pass-Through
                                                               Rate - Discount Rate)/
                                                               (Gross Mortgage Rate -                             = 33.33%
                                                                   Discount Rate)              6.00% - 5.00%
                                                                                             ------------------
                                                                                               8.00% - 5.00%
                                                           -----------------------------------------------------------------------
                                                                  Portion of Yield
                                                                 Maintenance Premium
                                                               allocated to Class A-1
                                                                                                           33.33%
                                                           -----------------------------------------------------------------------
                                                                YM Charges Allocated
                                                                                                          $166,667
                                                           -----------------------------------------------------------------------


                                                           ----------------------------------------------------------------
                                                            -------------------------------
                                                                       Class IO
                                                           -----------------------------------------------------------------------
                                                            -------------------------------
                                                           -----------------------------------------------------------------------
                                                            -------------------------------
                                                                  100.00% - 33.33% =
                                                                        66.67%
                                                           -----------------------------------------------------------------------
                                                            -------------------------------
                                                                       $333,333
                                                           -----------------------------------------------------------------------
                                                            -------------------------------

Credit Enhancement:  Each Class of Certificates, other than Classes A-1, A-2 and
                     IO (the "Senior Certificates"), will be subordinate to: (i) the Senior Certificates and (ii) each other Class with an earlier alphabetical Class designation.

Advancing:           The Master Servicer and, if it fails to do so, the Trustee will be obligated to make Principal and Interest (P&I)
                     Advances and Servicing Advances, including delinquent property taxes and

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

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                             Greenwich Capital Logo

                     insurance, but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.

Realized Losses and
Expense Losses:      Realized Losses and Additional Trust Fund Expenses, if any,
                     will be allocated to the Class Q, Class P, Class O, Class
                     N, Class M, Class L, Class K, Class J, Class H, Class G,
                     Class F, Class E, Class D, Class C, and Class B
                     Certificates, in that order, and then, pro rata, to Class
                     A-1 and Class A-2.

Prepayment Interest
Shortfalls:          For any Distribution Date, any Net Aggregate Prepayment
                     Interest Shortfall for such Distribution Date will generally be allocated on a pro rata basis to each Class of Certificates (other than Class IO) in proportion to its entitlement to interest.

Appraisal Reductions:An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Controlling Class:   The Controlling Class will generally be the most
                     subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate Class of Principal Balance
                     Certificates.

Special Servicer:    The Pooling and Servicing Agreement permits the Special
                     Servicer to modify, waive or amend any term of any Mortgage
                     Loan if it determines, in accordance with the servicing standard and other restrictions described in the Pooling and Servicing Agreement, that it is appropriate to do so subject to certain limitations; provided, that the Pooling and Servicing Agreement requires the Special Servicer to calculate a net present value for defaulted loans assuming various resolution options (i.e. modification, foreclosure and sale of the loans) and to follow the option with the highest net present value calculation.

Optional Termination:The Master Servicer, the Special Servicer, and certain
                     Certificateholders will have the option to purchase, in whole but not in part, the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than or equal to 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

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Reports to
Certificateholders:  The Trustee will prepare and deliver monthly
                     Certificateholder Reports. The Special Servicer will prepare and deliver to the Trustee a monthly Special Servicer Report summarizing the status of each Specially Serviced Mortgage Loan. The Master Servicer and the Special Servicer will prepare and deliver to the Trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage Loan, as available. Each of the reports will be available to the Certificateholders. A Report containing information regarding the Mortgage Loans will be available electronically.

Summary: As of the Cut-Off Date, the Mortgage Pool consists of a $1,006,003,388 pool of 108 fixed-rate, first lien mortgage loans secured by liens on commercial and multifamily properties located throughout 29 states and the District of Columbia, with a weighted average Mortgage Rate of 7.65% and a weighted average remaining term to maturity or anticipated repayment date of 115 months. See the Prospectus Supplement for more detailed collateral information.


                                  ---------------------------------------------------------------------------
                                   Initial Pool Balance:        $1,006,003,388
                                   Number of Loans:                        108
                                   Number of Properties                    135
                                   Gross WAC:                             7.65%
                                   Original WAM:                           119
                                   Remaining WAM:                          115
                                   Average Loan Balance:        $    9,314,846
                                   WA DSCR:                               1.40x
                                   WA Cut-off Date LTV Ratio:            67.20%
                                  ---------------------------------------------------------------------------

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

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                             Greenwich Capital Logo

                         POOL SUMMARY BY PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------------------
                                                            WTD. AVG.   PERCENT      WTD.   WTD.   WTD.  WTD.
                                NUMBER        CUT-OFF       MORTGAGE    OF CUT-OFF   AVG.   AVG.   AVG.  AVG.   WTD. AVG.
        PROPERTY TYPE           OF LOANS      BALANCE        RATE       BALANCE      LTV    BLTV   RTM   DSCR   OCCUPANCY
----------------------------------------------------------------------------------------------------------------------------
 Multifamily                       38      $  337,808,892      7.5%        33.6%     72.4%  65.6%  113   1.4x       94.9%
----------------------------------------------------------------------------------------------------------------------------
 Office(1)                         28      $  294,620,517      7.7%        29.3%     61.9%  49.5%  116   1.4x       98.8%
----------------------------------------------------------------------------------------------------------------------------
 Retail                            26      $  188,398,925      7.5%        18.7%     73.7%  61.5%  118   1.3x       95.8%
----------------------------------------------------------------------------------------------------------------------------
 Retail - Anchored                 11      $  143,058,911      7.5%        14.2%     75.3%  65.9%  117   1.3x       95.3%
----------------------------------------------------------------------------------------------------------------------------
 Retail - Unanchored               14      $   40,451,631      7.7%         4.0%     69.4%  46.3%  124   1.3x       97.9%
----------------------------------------------------------------------------------------------------------------------------
 Retail - Shadow Anchored           1      $    4,888,383      7.7%         0.5%     63.9%  56.8%  117   1.3x       90.6%
----------------------------------------------------------------------------------------------------------------------------
 Hospitality                        3      $   61,748,270      7.9%         6.1%     55.0%  49.0%  116   2.0x       83.7%
----------------------------------------------------------------------------------------------------------------------------
 Industrial                         7      $   50,192,718      8.1%         5.0%     72.1%  64.5%  116   1.3x       99.8%
----------------------------------------------------------------------------------------------------------------------------
 Mixed Use                          3      $   36,822,705      7.9%         3.7%     45.9%  20.6%  114   1.6x       99.1%
----------------------------------------------------------------------------------------------------------------------------
 Self Storage                       2      $   35,513,564      7.9%         3.5%     63.2%  52.1%  117   1.4x       85.4%
----------------------------------------------------------------------------------------------------------------------------
 Mobile Home Park                   1      $      897,796      8.5%         0.1%     71.8%  69.3%  56    1.3x       98.6%
----------------------------------------------------------------------------------------------------------------------------
                                  108      $1,006,003,388      7.7%       100.0%     67.2%  56.9%  115   1.4x       96.4%(2)
----------------------------------------------------------------------------------------------------------------------------

(1) Includes one mortgaged property secured by a fee interest in the related land and the borrower's interest as landlord under a ground lease (and the ground lease is improved with an office building).
(2) Occupancy rates were calculated without reference to hospitality properties.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

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COLLATERAL CHARACTERISTICS (CONTINUED):

TEN LARGEST MORTGAGE LOANS

The following table and summaries describe the ten largest Mortgage Loans or groups of cross-collateralized mortgage loans in the Mortgage Pool by Cut-Off Date Balance (or, in the case of the Gardiner Manor Mall Loan, its origination date (which is after the Cut-Off Date)):

                                                                                                  WEIGHTED
                                                                                       WEIGHTED   AVERAGE
                                                        PERCENTAGE OF                  AVERAGE      LTV       WEIGHTED   WEIGHTED
                              NUMBER       CUT-OFF         CUT-OFF                     CUT-OFF    RATIO AT    AVERAGE    AVERAGE
                            OF LOANS/        DATE         DATE POOL       PROPERTY     DATE LTV   MATURITY      DSC      MORTGAGE
        LOAN NAME           PROPERTIES    BALANCE(1)     BALANCE(1)        TYPE(2)      RATIO      OR ARD      RATIO       RATE
        ---------           ----------   ------------   -------------   -------------  --------   --------    --------   --------
Cornerstone Portfolio.....      7/7      $ 61,250,000        6.1%       Multifamily     62.1 %     62.1%       1.85x       7.35%
1330 Connecticut Avenue,
  N.W.....................      1/1        54,572,152        5.4        Office-CBD      74.6 %     60.9%       1.31x       7.58%
Innkeepers Portfolio......      1/6        50,000,000        5.0        Hospitality-    50.4 %     45.7%       2.12x       7.75%
                                                                        Extended
                                                                        Stay
One Franklin..............      1/1        44,000,000        4.4        Office-CBD      57.1 %     49.7%       1.69x       6.79%
HRT Portfolio.............      8/8        35,000,000        3.5        Office-Medical  45.5 %      0.0%(3)    1.22x       7.22%
Villa La Jolla
  Apartments..............      1/1        34,107,843        3.4        Multifamily     65.8 %     57.8%       1.21x       8.03%
Gardiner Manor Mall.......      1/1        32,750,000        3.3        Retail-         76.2 %     67.2%       1.30x       7.45%
                                                                        Anchored
Campus Lodge Apartments...      1/1        30,920,104        3.1        Multifamily     77.3 %     67.9%       1.20x       7.21%
Wynnton Portfolio.........      1/4        28,563,136        2.8        Multifamily     77.2 %     72.4%       1.24x       8.05%
Stadium Crossing..........      1/1        26,412,578        2.6        Office-CBD      70.2 %     64.2%       1.20x       8.70%
                              -----      ------------       ----
Total/Weighted Average....    23/31      $397,575,813       39.5%                       64.6 %     54.4%       1.50x       7.55%
                              =====      ============       ====

---------------

(1) In the case of a concentration of cross-collateralized mortgage loans, the aggregate principal balance.
(2) "CBD" refers to central business district.
(3) The HRT Portfolio is a "fully amortizing" Mortgage Loan.

Cornerstone Portfolio

        The Loans. The Cornerstone Portfolio is comprised of 7 Mortgage Loans (the "Cornerstone Loans") which are collectively secured by first lien deeds of trusts on 7 multifamily properties located in Texas. Each Cornerstone Loan is cross-collateralized and cross-defaulted with each other Cornerstone Loan. Each Cornerstone Loan provides for interest-only payments during the entire term of the related mortgage loan.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

        The Properties. As of November 2000, the average occupancy rate for the Mortgaged Properties securing the Cornerstone Loans was 94%. The following table presents certain information relating to the Mortgaged Properties securing the Cornerstone Loans:

                                                                                  CUT-OFF DATE
                       PROPERTY NAME                          PROPERTY LOCATION   LOAN BALANCE   NUMBER OF UNITS
                       -------------                          ------------------  ------------   ---------------
The Arbors on Forest Ridge Apartments.......................  Bedford, Texas      $ 6,250,000       210 units
Timberglen Apartments.......................................  Dallas, Texas       $ 9,500,000       304 units
Toscana Apartments..........................................  Dallas, Texas       $ 5,250,000       192 units
Eagle Crest Apartments......................................  Irving, Texas       $15,000,000       484 units
Remington Hills @ Las Colinas...............................  Irving, Texas       $14,250,000       362 units
Cutter's Point Apartments...................................  Richardson, Texas   $ 6,250,000       196 units
Sierra Ridge Apartments.....................................  San Antonio, Texas  $ 4,750,000       232 units

        Escrows. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE LOAN POOL--Underwriters Guidelines" and Annex A-3 to the Prospectus Supplement for information regarding escrow reserves.

        Lockbox Account. The borrower, with respect to any Cornerstone Loan, is required to notify the tenants that any and all tenant payments due under the applicable tenant leases are required to be directly deposited into a mortgagee designated lockbox account (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, or (ii) upon the occurrence of an event of default.

        Sponsorship. The sponsor of the borrowers is Cornerstone Realty Income Trust, Inc., a publicly traded (NYSE) real estate investment trust with ownership interests in approximately 87 properties encompassing over 20,500 units in 5 states.

1330 Connecticut Avenue, N.W.

        The Loan. The 1330 Connecticut Avenue, N.W. loan (the "1330 Connecticut Avenue Loan") is secured by a first lien deed of trust on the fee interest in a 10-story office building located in the central business district of N.W. Washington, D.C.

        The Property. The Mortgaged Property is comprised of 252,136 square feet of net rentable area. As of December 2000, the Mortgaged Property was 100% occupied. The following table presents certain information relating to the major tenants at the Mortgaged Property:

                                                                                        % OF NET      DATE OF LEASE
TENANT                                                       NET RENTABLE AREA (SF)   RENTABLE AREA    EXPIRATION
------                                                       ----------------------   -------------   -------------
Steptoe & Johnson, LLP.....................................         186,840               74.1%       December 2013
Recording Industry Association of America..................          27,744               11.0%       December 2006

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

        Escrows. To mitigate certain potential risks associated with Steptoe & Johnson, LLP, which occupies 74.1% of the net rentable area of the Mortgaged Property, the originator required an upfront escrow of $2.0 million and annual escrows in the amount of $250,000.00 for capital improvements and rollover costs. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL--Underwriting Guidelines" and Annex A-3 to the prospectus supplement for information regarding escrow reserves.

        Lockbox Account. Pursuant to the loan documents, payments due under the applicable tenant leases are required to be directly deposited into a mortgagee designated lockbox account.

        The Sponsor. The sponsor of the borrower is Steptoe & Johnson, LLP, a Washington, D.C. law firm.

Innkeepers Portfolio

        The Loans. The Innkeepers Portfolio is a single Mortgage Loan (the "Innkeepers Loan") secured by 6 first lien deeds of trusts or mortgages (as applicable) on 6 extended stay hospitality suite properties located in 5 states. The Innkeepers Loan provides for interest-only payments for the first 48 months of the term of the loan, and thereafter, fixed monthly payments of principal and interest.

        The Properties. Each Mortgaged Property is improved with a Residence Inn by Marriott International, Inc., a worldwide operator and franchiser of hotels and related lodging facilities. Each related borrower may obtain a release of the lien encumbering the related Mortgaged Property by substituting its fee interest in one or more hotel properties of like kind and quality, provided that (i) no substitution may occur after the related maturity date, during the first year of the loan or more than once in any four-year period and
(ii) the borrower satisfies the conditions required for substitution under the loan documents.

        The following table presents certain information relating to the Mortgaged Properties:

                                                                                  CUT-OFF DATE
                                                                                    ALLOCATED
FRANCHISE NAME                                           PROPERTY LOCATION        LOAN BALANCE   NUMBER OF ROOMS
--------------                                       --------------------------   -------------  ---------------
Residence Inn by Marriott(R).......................  Dallas, Texas                   $8,300,000        150
Residence Inn by Marriott(R).......................  Altamonte Springs, Florida      $5,300,000        128
Residence Inn by Marriott(R).......................  Arlington, Texas                $4,300,000        114
Residence Inn by Marriott(R).......................  Atlanta, Georgia                $7,500,000        160
Residence Inn by Marriott(R).......................  San Mateo, California          $15,600,000        159
Residence Inn by Marriott(R).......................  Shelton, Connecticut            $9,000,000         96

        Escrows. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE LOAN POOL--Underwriters Guidelines" and Annex A-3 to the Prospectus Supplement for information regarding escrow reserves.

        Lockbox Account.  The originator did not require a lockbox account.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

        Sponsor. The sponsor of the borrower is Innkeepers USA Trust, a publicly traded (NYSE), self-administered real estate investment trust with ownership interests in approximately 67 extended-stay hotels, with an aggregate of 8,138 rooms.

One Franklin

        The Loan. The One Franklin loan (the "One Franklin Loan") is secured by a first lien mortgage secured by a leasehold interest on a 24-story office building located in the Center City District of Philadelphia, PA. The One Franklin Loan provides for interest-only payments during the first three years of the term of the Mortgaged Loan, and thereafter, monthly payments of principal and interest.

        The Property. The Mortgaged Property is comprised of approximately 607,036 square feet of net rentable area. As of September 2000, the occupancy rate for the Mortgaged Property securing the One Franklin Loan was approximately 100%. The Mortgaged Property shares a common atrium entrance and a two-level underground parking garage with the adjacent Wyndham Franklin Plaza Hotel. The office building on the Mortgaged Property also has a fully enclosed connecting bridge from the third floor to the Two Franklin Plaza office building. The following table presents certain information relating to the major tenants at the Mortgaged Property:

                                                                                       % OF NET          DATE OF
TENANT                                                      NET RENTABLE AREA (SF)   RENTABLE AREA   LEASE EXPIRATION
------                                                      ----------------------   -------------   ----------------
SmithKline Beecham Corp...................................         596,128               98.2%         March 2013
Associated Press..........................................           9,012                1.5%       November 2002

        Escrows. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE LOAN POOL--Underwriters Guidelines" and Annex A-3 of the Prospectus Supplement for information regarding escrow reserves.

        Lockbox Account. The originator required that payments due under the applicable tenant leases shall be directly deposits into a mortgagee designated lockbox account.

        The Sponsor. The sponsor of the borrower is HRPT Properties Trust, a publicly traded (NYSE) real estate investment trust, with ownership interests in 191 office properties.

HRT Portfolio

        The Loan. The HRT Portfolio is comprised of 8 Mortgage Loans (the "HRT Loans") which are collectively secured by first lien deeds of trust or mortgages (as applicable) on 8 medical office properties located in 3 states. Each HRT Loan is cross-collateralized and cross-defaulted with each other HRT Loan. The HRT Loan is a 10 year self amortizing loan.

        The Properties. As of April 2001, 7 of the Mortgaged Properties were 100% master leased by an adjacent hospital, and the occupancy rate for the other Mortgaged Property was 98%. All 8 of the Mortgaged Properties are

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

located near to major hospitals in their respective submarkets. Most of the medical office buildings located on the Mortgaged Properties are physically connected to the adjacent hospitals via enclosed corridors or covered walkways.

        The following table presents certain information relating to the Mortgaged Properties securing the HRT Loans:

                                                                                CUT-OFF DATE
                                                                                    LOAN       NET RENTABLE
PROPERTY                                                        CITY/STATE        BALANCE       AREA (SF)
--------                                                      ---------------   ------------   ------------
American Sports Medicine Institute..........................  Birmingham, AL     $2,100,000       27,800
Birmingham Medical Building I...............................  Birmingham, AL     $3,000,000       42,500
Birmingham Medical Building II..............................  Birmingham, AL     $6,500,000       81,800
Bellaire Plaza..............................................  Houston, TX        $3,000,000       56,031
Kelsey-Siebold West.........................................  Houston, TX        $7,300,000       80,740
Chippenham Medical-Janke & Hioks............................  Richmond, VA       $4,200,000       97,921
Johnston-Willis Medical Offices.............................  Richmond, VA       $7,500,000      114,566
Southwest General...........................................  San Antonio, TX    $1,400,000       26,645

        Escrows. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE LOAN POOL--Underwriters Guidelines" and Annex A-3 to the Prospectus Supplement for information regarding escrow reserves.

        Lockbox Account.  The originator did not require a lockbox account.

        Sponsorship. The sponsor of the borrower is Healthcare Realty Trust, Inc., a publicly traded (NYSE) self-administered real estate investment trust that invests in healthcare related facilities throughout the United States.

Villa La Jolla Apartments.

        The Loan. The Villa La Jolla Apartment loan (the "Villa La Jolla Apartment Loan") is secured by a first lien deed of trust on 385 condominium units in the 500 condominium unit Villa La Jolla apartment complex.

        The Property. As of February 2001, the occupancy rate of the Mortgaged Property (exclusive of any condominium units not securing such Mortgage Loan) was 92.9%. The Mortgaged Property is located near the University of California-San Diego, the University of San Diego and the Cal Winston School of Law.

        Escrow. The originator required the borrower to post a $5,000,000 letter of credit as additional collateral. The letter of credit is automatically renewable on an annual basis and will not be released until (a) the Mortgaged Property reflects a LTV Ratio of less than 80% based on the full loan amount and
(b) the Mortgaged Property achieves a minimum DSC Ratio for the trailing 12-month period of 1.20x on the fully funded loan amount. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE LOAN POOL--Underwriters Guidelines" and Annex A-3 to the Prospectus Supplement for information regarding escrow reserves.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

        Lockbox Account.  The originator did not require a lockbox account.

        Sponsor. The sponsor of the borrower is Garden Home Development Company which owns and manages in excess of 40,000 apartments units.

Gardiner Manor Mall

        The Loan. The Gardiner Manor Mall loan (the "Gardiner Manor Mall Loan") is secured by a first lien mortgage on a leasehold interest on Gardiner Manor Mall, an anchored retail shopping center located in Islip, NY. The ground lessor pledged its interest in the fee to the related Mortgage Loan Originator.

        The Property. The Mortgaged Property is comprised of 4 single-story buildings that contain approximately 221,752 square feet of net rentable area in the aggregate. As of April 2001, the occupancy rate for the Mortgaged Property was 99.3%. The following table presents information relating to the major tenants at the Mortgaged Property:

                                                              NET RENTABLE     % OF NET      DATE OF LEASE
TENANT                                                         AREA (SF)     RENTABLE AREA     EXPIRATION
------                                                        ------------   -------------   --------------
King Kullen.................................................     48,000          21.6%        August 2019
The Wiz.....................................................     25,444          11.5%       November 2014
Old Navy....................................................     24,080          10.9%        August 2010
Staples.....................................................     24,000          10.8%         June 2015
Michael's...................................................     23,434          10.6%          May 2009
Barnes & Noble..............................................     21,335           9.6%       November 2014
Eckerd Drug Store...........................................     18,036           8.1%         June 2019
Modell's....................................................     17,000           7.7%       September 2019

        Escrows. For so long as Starwood Capital Group remains a key principal of the borrowing entity, the related Mortgage Loan Seller agreed to waive the collection of tax escrows. Upon the transfer of the Mortgaged Property to an entity that is not affiliated with Starwood Capital Group, tax escrows will be required. Additionally, ongoing replacement reserves in the amount of $0.15 per square foot per annum are collected on a monthly basis. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE LOAN
POOL -- Underwriters Guidelines" and Annex A-3 to the Prospectus Supplement for information regarding escrow reserves.

        Lockbox Account. The originator required that payments due under the applicable tenant leases shall be directly deposits into a mortgagee designated lockbox account.

        Sponsor. The sponsor of the borrower is Starwood Ceruzzi, LLC, a joint venture between Louis Ceruzzi and Starwood Capital Group, LLC with total assets of $452.4 million primarily comprised of retail properties.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

Campus Lodge Apartments

        The Loan. The Campus Lodge Apartments loan (the "Campus Lodge Apartments Loan") is secured by a first lien deed of trust on the Campus Lodge Apartments located in Tallahassee, Florida.

        The Property. The Mortgaged Property is comprised of 288 apartment units and is located near Florida State University, Florida A&M University and Tallahassee Community College. The Mortgaged Property was constructed in the year 2000 and contains a 7,950 square feet clubhouse, lighted basketball and volleyball courts, a swimming pool and a gated entrance. As of January 2001, the Mortgaged Property was 97% occupied.

        Escrows. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE LOAN POOL--Underwriters Guidelines" and Annex A-3 to the Prospectus Supplement for information regarding escrow reserves.

        Lockbox Account. The borrower, with respect to any Campus Lodge Apartment Loan, is required to notify the tenants that any and all tenant payments due under the applicable tenant leases are required to be directly deposited into a mortgagee designated lockbox account (i) if the debt service coverage ratio, as computed by the lender, is less than 1.15x, or (ii) upon the occurrence of an event of default.

        Sponsor. The sponsor of the borrower is David Fort of Campus Development who has been involved in the development of over 3,400 multifamily units.

Wynnton Multifamily Portfolio

        The Loan. The Wynnton Multifamily Portfolio consists of a single Mortgage Loan (the "Wynnton Multifamily Loan") which is secured by 4 first lien mortgages on 4 multifamily properties in Florida.

        The Properties. As of October 2000, the weighted average occupancy rate for the Mortgaged Properties securing the Wynnton Multifamily Loan was 95.8%. The following table presents certain information relating to the Mortgaged Properties securing the Wynnton Multifamily Loan:

                                                                                       CUT-OFF DATE
                                                                                        ALLOCATED     NUMBER OF
PROPERTY NAME                                                    PROPERTY LOCATION     LOAN BALANCE     UNITS
-------------                                                    -----------------     ------------   ---------
Plantation Apartments.......................................  Temple Terrace, Florida  $ 4,960,000       126
Granada Apartments..........................................  Tampa, Florida           $ 4,380,000       112
Palmview Apartments.........................................  St. Petersburg, Florida  $ 9,100,000       304
Grandview Apartments........................................  Largo, Florida           $10,200,000       304

        Escrows. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE LOAN POOL -- Underwriters Guidelines" and Annex A-3 to the Prospectus Supplement for information regarding escrow reserves.

        Lockbox Account.  The originator did not require a lockbox account.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

        Sponsor. The sponsor of the borrower is WCP Holdings, LLC, a privately-held company.

Stadium Crossing

        The Loan. The Stadium Crossing loan (the "Stadium Crossing Loan") is secured by a first lien deed of trust on an office development located in Anaheim, CA.

        The Property. The Mortgaged Property is comprised of 153,636 square feet of net rentable area within 7 separately parceled buildings, and the Mortgaged Property also includes a parking structure. As of December 2000, the occupancy rate for the Mortgaged Property was 100%. The following table presents certain information relating to the major tenants at the Mortgaged Property:

                                                               TENANT NET
                                                              RENTABLE AREA     % OF NET      DATE OF LEASE
TENANT                                                            (SF)        RENTABLE AREA     EXPIRATION
------                                                        -------------   -------------   --------------
Hewlett Packard.............................................     54,266           35.3%         March 2010
CB Richard Ellis............................................     25,985           16.9%       September 2009
Willdan Associates..........................................     18,985           12.4%       February 2005
Spectrum Sports Club........................................     36,500           23.8%         June 2014

        Escrows. Borrower is required to deposit the sum of $13,000 per month for 81 months to be used for tenant improvements and leasing expenses in connection with the Hewlett Packard space. The originator also received a pledge of the Hewlett Packard termination fee (estimated to be $1.1 million). Finally, an escrow in the amount of $2,145,812 was taken at closing which equals the amount due to Hewlett Packard from the Borrower as a tenant improvement allowance under its lease. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE LOAN POOL -- Underwriters Guidelines" and Annex A-3 to the Prospectus Supplement for information regarding escrow reserves.

        Lockbox Account. The originator required that payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lockbox account.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

Call Protection:     100% of the Mortgage Loans contain call protection
                     provisions. The Mortgage Loans are generally prepayable without penalty within six months from Mortgage Loan maturity. One hundred and six of the Mortgage Loans, or approximately 98.6% of the Cut-Off Date Pool Balance, allow defeasance.

                     PERCENT OF REMAINING BALANCE ANALYSIS*

----------------------------------------------------------------------------------------------------------------------------
                                                        May-01             May-02             May-03             May-04
----------------------------------------------------------------------------------------------------------------------------
 % Lock-out/Defeasance                                       100.0%             100.0%              98.6%              98.6%
----------------------------------------------------------------------------------------------------------------------------
 % YM                                                          0.0%               0.0%               1.4%               1.4%
----------------------------------------------------------------------------------------------------------------------------
 % Open                                                        0.0%               0.0%               0.0%               0.0%
----------------------------------------------------------------------------------------------------------------------------
 % Total                                                     100.0%             100.0%             100.0%             100.0%
----------------------------------------------------------------------------------------------------------------------------
 Balance (in millions)                                     1,006.0              996.4              986.1              974.7
----------------------------------------------------------------------------------------------------------------------------
 % of Initial Balance                                        100.0%              99.0%              98.0%              96.9%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------  -----------------------------------
                                                        May-05             May-06
-------------------------------------------------  -----------------------------------
 % Lock-out/Defeasance                                        98.6%              93.2%
----------------------------------------------------------------------------------------------------------------------------
 % YM                                                          1.4%               6.8%
----------------------------------------------------------------------------------------------------------------------------
 % Open                                                        0.0%               0.0%
----------------------------------------------------------------------------------------------------------------------------
 % Total                                                     100.0%             100.0%
----------------------------------------------------------------------------------------------------------------------------
 Balance (in millions)                                       961.5              942.9
----------------------------------------------------------------------------------------------------------------------------
 % of Initial Balance                                         95.6%              93.7%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        May-07             May-08             May-09             May-10
----------------------------------------------------------------------------------------------------------------------------
 % Lock-out/Defeasance                                        93.2%              93.0%              93.0%              83.9%
----------------------------------------------------------------------------------------------------------------------------
 % YM                                                          6.8%               7.0%               7.0%               7.2%
----------------------------------------------------------------------------------------------------------------------------
 % Open                                                        0.0%               0.0%               0.0%               9.0%
----------------------------------------------------------------------------------------------------------------------------
 % Total                                                     100.0%             100.0%             100.0%             100.0%
----------------------------------------------------------------------------------------------------------------------------
  Balance (in millions)                                      922.7              874.0              850.5              814.4
----------------------------------------------------------------------------------------------------------------------------
  % of Initial Balance                                        91.7%              86.9%              84.5%              81.0%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------  -----------------------------------
                                                        May-11             May-12
-------------------------------------------------  -----------------------------------
 % Lock-out/Defeasance                                        7.8 %             100.0%
----------------------------------------------------------------------------------------------------------------------------
 % YM                                                          0.0%               0.0%
----------------------------------------------------------------------------------------------------------------------------
 % Open                                                       92.2%               0.0%
----------------------------------------------------------------------------------------------------------------------------
 % Total                                                     100.0%             100.0%
----------------------------------------------------------------------------------------------------------------------------
  Balance (in millions)                                       31.4                1.3
----------------------------------------------------------------------------------------------------------------------------
  % of Initial Balance                                         3.1%               0.1%
----------------------------------------------------------------------------------------------------------------------------

       * Numbers represent percentage of outstanding balance as of the date indicated

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

COLLATERAL CHARACTERISTICS (CONTINUED):

----------------------------------------------------------------------------------
                                   Number             Aggregate      Percent of
                                 of Mortgaged          Cut-off       Cut-Off Date
        PROPERTY TYPES           Loans/Properties    Date Balance    Pool Balance
----------------------------------------------------------------------------------
  Multifamily                         38/41         $  337,808,892        33.6%
----------------------------------------------------------------------------------
  Office(1)                           28/29         $  294,620,517        29.3%
----------------------------------------------------------------------------------
  Retail                              26/26         $  188,398,925        18.7%
----------------------------------------------------------------------------------
    Retail-Anchored                   11/11         $  143,058,911        14.2%
----------------------------------------------------------------------------------
    Retail-Unanchored                 14/14         $   40,451,631         4.0%
----------------------------------------------------------------------------------
    Retail-Shadow Anchored              1/1         $    4,888,383         0.5%
----------------------------------------------------------------------------------
  Hospitality                           3/8         $   61,748,270         6.1%
----------------------------------------------------------------------------------
  Industrial                            7/7         $   50,192,718         5.0%
----------------------------------------------------------------------------------
  Mixed Use                             3/3         $   36,822,705         3.7%
----------------------------------------------------------------------------------
  Self Storage                         2/20         $   35,513,564         3.5%
----------------------------------------------------------------------------------
  Mobile Home Park                      1/1         $      897,796         0.1%
----------------------------------------------------------------------------------
           Total:                   108/135         $1,006,003,388       100.0%
----------------------------------------------------------------------------------

(1) Includes one mortgaged property secured by a fee interest in the related land and the borrower's interest as landlord under a ground lease (and the ground lease is improved with an office building).

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

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Merrill Lynch Logo

                             Greenwich Capital Logo

COLLATERAL CHARACTERISTICS (CONTINUED):

-------------------------------------------------------------------------------
           RANGE OF                 Number        Aggregate        Percent of
            CUT-Off              of Mortgaged      Cut-Off        Cut-Off Date
       DATE BALANCES($)             Loans        Date Balance     Pool Balance
-------------------------------------------------------------------------------
     500,001- 2,000,000               18        $   24,565,550         2.4%
-------------------------------------------------------------------------------
   2,000,001- 4,000,000               20        $   57,536,517         5.7%
-------------------------------------------------------------------------------
   4,000,001- 6,000,000               22        $  110,393,347        11.0%
-------------------------------------------------------------------------------
   6,000,001- 8,000,000               10        $   70,534,993         7.0%
-------------------------------------------------------------------------------
   8,000,001-10,000,000                8        $   73,901,090         7.3%
-------------------------------------------------------------------------------
  10,000,001-15,000,000               10        $  130,086,099        12.9%
-------------------------------------------------------------------------------
  15,000,001-20,000,000                6        $  102,934,842        10.2%
-------------------------------------------------------------------------------
  20,000,001-25,000,000                6        $  134,725,137        13.4%
-------------------------------------------------------------------------------
  25,000,001-30,000,000                2        $   54,975,715         5.5%
-------------------------------------------------------------------------------
  30,000,001-35,000,000                3        $   97,777,947         9.7%
-------------------------------------------------------------------------------
  40,000,001-45,000,000                1        $   44,000,000         4.4%
-------------------------------------------------------------------------------
  45,000,001-50,000,000                1        $   50,000,000         5.0%
-------------------------------------------------------------------------------
  50,000,001-55,000,000                1        $   54,572,152         5.4%
-------------------------------------------------------------------------------
            Total:                   108        $1,006,003,388       100.0%
-------------------------------------------------------------------------------
                                                                           Max:
        Min: $516,911                      Average: $9,314,846      $54,572,152
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           RANGE OF                Number of       Aggregate        Percent of
            CUT-Off              Crossed Pools      Cut-Off        Cut-Off Date
       DATE BALANCES($)          and Loans(1)     Date Balance     Pool Balance
--------------------------------------------------------------------------------
     500,001 -  2,000,000              16        $   21,195,905         2.1%
--------------------------------------------------------------------------------
   2,000,001 -  4,000,000              16        $   47,282,372         4.7%
--------------------------------------------------------------------------------
   4,000,001 -  6,000,000              17        $   85,578,832         8.5%
--------------------------------------------------------------------------------
   6,000,001 -  8,000,000               5        $   36,734,993         3.7%
--------------------------------------------------------------------------------
   8,000,001 - 10,000,000               8        $   74,272,867         7.4%
--------------------------------------------------------------------------------
  10,000,001 - 15,000,000               8        $  100,836,099        10.0%
--------------------------------------------------------------------------------
  15,000,001 - 20,000,000               5        $   85,047,603         8.5%
--------------------------------------------------------------------------------
  20,000,001 - 25,000,000               7        $  157,478,903        15.7%
--------------------------------------------------------------------------------
  25,000,001 - 30,000,000               2        $   54,975,715         5.5%
--------------------------------------------------------------------------------
  30,000,001 - 35,000,000               4        $  132,777,947        13.2%
--------------------------------------------------------------------------------
  40,000,001 - 45,000,000               1        $   44,000,000         4.4%
--------------------------------------------------------------------------------
  45,000,001 - 50,000,000               1        $   50,000,000         5.0%
--------------------------------------------------------------------------------
  50,000,001 - 55,000,000               1        $   54,572,152         5.4%
--------------------------------------------------------------------------------
  60,000,001 - 65,000,000               1        $   61,250,000         6.1%
--------------------------------------------------------------------------------
            Total:                     92        $1,006,003,388       100.0%
--------------------------------------------------------------------------------

(1) This table presents certain information based on the assumption that any mortgage loans included in the trust fund which are cross-collateralized and cross-defaulted with other mortgage loans included in the trust fund are a single mortgage loan.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

COLLATERAL CHARACTERISTICS (CONTINUED):

SIGNIFICANT GEOGRAPHIC CONCENTRATIONS(1)                                        RANGE OF MORTGAGE RATES
---------------------------------------------------------------------           ---------------------------
                          Number        Aggregate      Percentage of               RANGE OF       Number of
                       of Mortgaged    Cut-Off Date     Cut-Off Date               MORTGAGE       Mortgaged
        STATE           Properties       Balance        Pool Balance               RATES(%)         Loans
---------------------------------------------------------------------           ---------------------------
 CA(2)                      26        $  227,930,335         22.7%               6.750-6.999           6
    ------------------------------------------------------------                ---------------------------
 Southern                   16        $  144,831,581         14.4%               7.000-7.249          14
    ------------------------------------------------------------                ---------------------------
 Northern                   10        $   83,098,754          8.3%               7.250-7.499          23
    ------------------------------------------------------------                ---------------------------
 TX                         26        $  122,199,472         12.1%               7.500-7.749          14
    ------------------------------------------------------------                ---------------------------
 FL                         14        $   98,338,430          9.8%               7.750-7.999          17
    ------------------------------------------------------------                ---------------------------
 PA                         6         $   83,861,480          8.3%               8.000-8.249          16
    ------------------------------------------------------------                ---------------------------
 NY                         7         $   81,739,965          8.1%               8.250-8.499           8
    ------------------------------------------------------------                ---------------------------
 DC                         1         $   54,572,152          5.4%               8.500-8.749           8
    ------------------------------------------------------------                ---------------------------
 Other                      55        $  337,361,554         33.5%               8.750-8.999           2
    ------------------------------------------------------------                ---------------------------
                            135       $1,006,003,388        100.0%                                   108
    ------------------------------------------------------------                ---------------------------

RANGE OF MORTGAGE RATES
-----------------------------
  Aggregate       Percent of
   Cut-Off       Cut-Off Date
 Date Balance    Pool Balance
-----------------------------
$   54,719,620           5.4%
-----------------------------------------                ---------------------------   ----------------------

$  141,210,429          14.0%
-----------------------------------------                ---------------------------   ----------------------

$  261,280,342          26.0%
-----------------------------------------                ---------------------------   ----------------------

$  123,630,385          12.1%
-----------------------------------------                ---------------------------   ----------------------

$  161,364,907          16.0%
-----------------------------------------                ---------------------------   ----------------------

$  137,498,485          13.7%
-----------------------------------------                ---------------------------   ----------------------

$   45,684,539           4.5%
-----------------------------------------                ---------------------------   ----------------------

$   64,100,278           6.4%
-----------------------------------------                ---------------------------   ----------------------

$   16,514,402           1.6%
-----------------------------------------                ---------------------------   ----------------------

$1,006,003,388         100.0%
-----------------------------------------                ---------------------------   ----------------------


(1) Because this table presents information relating to the mortgaged properties and not the mortgage loans, the information for mortgage loans secured by more than one mortgaged property is based on allocated loan amounts (allocating the mortgage loan principal balance to each of those properties by the appraised values of the mortgaged properties).
(2) For purposes of determining whether a mortgaged property is in Northern California or Southern California, mortgaged properties located north of Bakersfield were included in Northern California and mortgaged properties located in or south of Bakersfield were included in Southern California.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

COLLATERAL CHARACTERISTICS (CONTINUED):

DSCRS(1)
------------------------------------------------------------------
                       Number of     Aggregate      Percentage of
      Range of         Mortgaged    Cut-Off Date    Cut-Off Date
      DSCRs(x)         Loans          Balance       Pool Balance
------------------------------------------------------------------
      1.00-1.04             4      $    9,131,100       0.9%
------------------------------------------------------------------
      1.10-1.14             1      $    1,588,520       0.2%
------------------------------------------------------------------
      1.20-1.24            29      $  274,479,285      27.3%
------------------------------------------------------------------
      1.25-1.29            20      $  177,939,692      17.7%
------------------------------------------------------------------
      1.30-1.34            21      $  217,822,148      21.7%
------------------------------------------------------------------
      1.35-1.39            11      $   85,500,377       8.5%
------------------------------------------------------------------
      1.40-1.44             5      $   31,663,151       3.1%
------------------------------------------------------------------
      1.45-1.49             2      $    7,481,596       0.7%
------------------------------------------------------------------
      1.60-1.64             1      $    2,000,000       0.2%
------------------------------------------------------------------
      1.65-1.69             2      $   46,244,844       4.6%
------------------------------------------------------------------
      1.70-1.74             3      $   15,412,896       1.5%
------------------------------------------------------------------
      1.75-1.79             2      $   14,750,000       1.5%
------------------------------------------------------------------
      1.80-1.84             2      $   38,750,000       3.9%
------------------------------------------------------------------
      1.90-1.94             1      $    4,750,000       0.5%
------------------------------------------------------------------
      1.95-1.99             2      $   20,500,000       2.0%
------------------------------------------------------------------
      2.00-2.50             2      $   57,989,777       5.8%
------------------------------------------------------------------
       Total:             108      $1,006,003,388      100.0%
------------------------------------------------------------------

(1) For purposes of determining the debt service coverage ratio for 2 mortgage loans (identified as loan numbers and 4 and 14), the amount available under certain letters of credit was deducted from the applicable principal balance. See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information" in the prospectus supplement.

CUT-OFF DATE LTVS(1)
------------------------------------------------------------------
      Range of
       Cut-Off         Number of     Aggregate      Percentage of
        Date           Mortgaged      Cut-Off        Cut-Off Date
       LTVs(%)           Loans      Date Balance     Pool Balance
------------------------------------------------------------------
     15.01-20.00            1      $    7,989,777       0.8%
------------------------------------------------------------------
     35.01-40.00            1      $   23,750,000       2.4%
------------------------------------------------------------------
     40.01-45.00            3      $   19,000,000       1.9%
------------------------------------------------------------------
     45.01-50.00            7      $   25,467,504       2.5%
------------------------------------------------------------------
     50.01-55.00            3      $   55,745,553       5.5%
------------------------------------------------------------------
     55.01-60.00            7      $  103,222,624       10.3%
------------------------------------------------------------------
     60.01-65.00           16      $  115,723,929       11.5%
------------------------------------------------------------------
     65.01-70.00           14      $   96,163,456       9.6%
------------------------------------------------------------------
     70.01-75.00           26      $  276,388,069       27.5%
------------------------------------------------------------------
     75.01-80.00           30      $  282,552,476       28.1%
------------------------------------------------------------------
        Total             108      $1,006,003,388       100.0
------------------------------------------------------------------

(1) For purposes of determining the loan-to-value ratios of 2 mortgage loans (identified as loan numbers 4 and 14), the principal balances of the mortgage loans were reduced by the amount of certain letters of credit securing such mortgage loans. See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information" in the prospectus supplement.

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.

                                                                First Union Logo
Merrill Lynch Logo

                             Greenwich Capital Logo

COLLATERAL CHARACTERISTICS (CONTINUED):

RANGE OF REMAINING TERM TO MATURITY DATE OR
ANTICIPATED REPAYMENT DATE
-----------------------------------------------------------------------
      RANGE OF            NUMBER        AGGREGATE       PERCENTAGE OF
      REMAINING        OF MORTGAGED      CUT-OFF         CUT-OFF DATE
    TERMS (MOS.)          LOANS        DATE BALANCE      POOL BALANCE
-----------------------------------------------------------------------
        0-60                 2        $    4,185,835           0.4%
-----------------------------------------------------------------------
        73-84                1        $   28,563,136           2.8%
-----------------------------------------------------------------------
       97-108                1        $   12,000,000           1.2%
-----------------------------------------------------------------------
       109-120              99        $  950,534,796          94.5%
-----------------------------------------------------------------------
       133-144               5        $   10,719,620           1.1%
-----------------------------------------------------------------------
       Total:              108        $1,006,003,388         100.0%
-----------------------------------------------------------------------
       Min: 54                     Wtd. Average: 115     Max: 144
-----------------------------------------------------------------------

REMAINING AMORTIZATION TERMS (MOS)
---------------------------------------------------------------
      RANGE OF
      REMAINING                     AGGREGATE       PERCENT OF
    AMORTIZATION        NUMBER       CUT-OFF       CUT-OFF DATE
        TERMS          OF LOANS    DATE BALANCE      BALANCE
---------------------------------------------------------------
    Interest-only          7      $   61,250,000         6.1%
---------------------------------------------------------------
      117 - 120            9      $   58,750,000         5.8%
---------------------------------------------------------------
      133 - 144            5      $   10,719,620         1.1%
---------------------------------------------------------------
      289 - 300           12      $  254,521,960        25.3%
---------------------------------------------------------------
      349 - 360           74      $  612,772,029        60.9%
---------------------------------------------------------------
        361>               1      $    7,989,777         0.8%
---------------------------------------------------------------
       Total:            108      $1,006,003,388       100.0%
---------------------------------------------------------------
      Min: 117                 Wtd. Average: 324     Max: 475
---------------------------------------------------------------

MERRILL LYNCH & CO.                                 FIRST UNION SECURITIES, INC.
                        GREENWICH CAPITAL MARKETS, INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF
OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT
REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"), AND ANY SUCH DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
SOLELY IN RELIANCE UPON SUCH OFFERING DOCUMENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS,
AS DISCLOSED IN THE OFFERING DOCUMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE RELATED PRELIMINARY PROSPECTUS
SUPPLEMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING IN CERTAIN CASES ASSUMPTIONS
SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS INCLUDING, BUT
NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS AND ANY OF THEIR RESPECTIVE AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO
THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS
HEREOF, WILL BE DEEMED TO BE SUPERCEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT), AND WILL BE DEEMED SUPERCEDED, AMENDED AND SUPPLEMENTED IN ITS ENTIRETY BY THE FINAL OFFERING DOCUMENT.